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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):
                                December 5, 2002

                           SIMON PROPERTY GROUP, INC.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                   001-14469                 046268599
         --------                   ---------                 ---------
      (State or other            (Commission File           (IRS Employer
      jurisdiction of                Number)              Identification No.)
      incorporation


             115 WEST WASHINGTON STREET, INDIANAPOLIS, INDIANA 46204
             -------------------------------------------------------
              (Address of principal executive offices and zip code)

                                 (317) 636-1600
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
             (Former name or address, if changed since last report)





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Item 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On December 5, 2002, Simon Property Group, Inc. (the "Registrant") issued a press release, a copy of which is attached as Exhibit 99.1 hereto and the text of which is incorporated herein by reference.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)  Financial statements of businesses acquired.

                  Not applicable.

         (b) Pro forma financial information.

                  Not applicable.

         (c)  Exhibits.

                  99.1 Press Release, dated December 5, 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            SIMON PROPERTY GROUP, INC.


Date:  December 5, 2002



                                            By:  /s/ James M. Barkley
                                               ---------------------------------
                                               Name:    James M. Barkley
                                               Title:   Secretary and General
                                                        Counsel



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                                  EXHIBIT INDEX

         Exhibit           Description
         -------           -----------

         99.1              Press Release, dated December 5, 2002.